Exhibit 10.40

EXECUTION VERSION

FIRST INCREMENTAL REVOLVING CREDIT FACILITY AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT dated as of February 20, 2014 (this “Incremental RCF Amendment”), among Sabre GLBL Inc., a Delaware corporation (the “Borrower”), Sabre Holdings Corporation, a Delaware corporation (“Holdings”), each of the other Loan Parties, Bank of America, N.A., as administrative agent (the “Administrative Agent”), and the Revolving Credit Lenders party hereto (the “2014 Revolving Credit Commitment Increase Lenders”).

WHEREAS, the Borrower, Holdings, the Lenders and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement dated as of February 19, 2013 (as amended by the First Incremental Term Facility Amendment dated as of September 30, 2013, Amendment No. 1 to Amended and Restated Credit Agreement dated as of February 20, 2014 and the First Revolver Extension Amendment to Amended and Restated Credit Agreement dated as of February 20, 2014 (the “First Revolver Extension Amendment”) and as further amended, amended and restated, modified and/or supplemented through and including the date hereof (but not including pursuant to this Incremental RCF Amendment), the “Credit Agreement”), pursuant to which the Lenders have extended credit to the Borrower;

WHEREAS, in accordance with the provisions of Section 2.14 of the Credit Agreement, the Borrower has notified the Administrative Agent and the Lenders that it is requesting a Revolving Credit Commitment Increase to the Class of Extended Revolving Credit Commitments created pursuant to the First Revolver Extension Amendment (the “2014 Extended Revolving Credit Commitments” and the related Class of revolving credit loans thereunder, the “2014 Extended Revolving Credit Loans”) in the aggregate amount of $53,000,000 (the “Incremental Request”) on the terms and conditions set forth in this Incremental RCF Amendment;

WHEREAS, in accordance with the provisions of Section 2.14 of the Credit Agreement and the terms and conditions set forth herein, the Borrower, Holdings, each of the other Loan Parties, the 2014 Revolving Credit Commitment Increase Lenders and the Administrative Agent wish to effect this Incremental RCF Amendment with respect to the Incremental Request;

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

SECTION 2. Incremental RCF Amendment. (a) For the avoidance of doubt, this Incremental RCF Amendment constitutes an “Incremental Revolving Credit Facility Amendment” pursuant to which an increase in the aggregate amount of the 2014 Extended Revolving Credit Commitments is established pursuant to Section 2.14 of the Credit Agreement.

(b) Subject to the terms and conditions set forth herein and the occurrence of the Incremental RCF Amendment Effective Date, each 2014 Revolving Credit Commitment Increase Lender severally agrees to provide an increase to its existing 2014 Extended Revolving

Credit Commitments on the Incremental RCF Amendment Effective Date in an amount equal to the amount set forth opposite its name under the column entitled “2014 Revolving Credit Commitment Increase” on Annex I hereto (each, a “2014 Revolving Credit Commitment Increase”).

(c) Each of the parties to this Incremental RCF Amendment hereby acknowledges and agrees that on the Incremental RCF Amendment Effective Date (i) the 2014 Revolving Credit Commitment Increase of each 2014 Revolving Commitment Increase Lender shall be added to (and thereafter become a part of) the existing “2014 Extended Revolving Credit Commitments” of such 2014 Revolving Commitment Increase Lender for all purposes of the Credit Agreement and the other Loan Documents, (ii) after giving effect to the increase in the 2014 Extended Revolving Credit Commitment of each 2014 Revolving Commitment Increase Lender pursuant to this Section 2(c), the aggregate 2014 Extended Revolving Credit Commitments shall increase by the aggregate amount of the increases in the 2014 Extended Revolving Credit Commitments of the 2014 Revolving Commitment Increase Lenders (as set forth in Annex I hereto) effected hereby and (iii) the Borrower shall deliver to any 2014 Revolving Credit Commitment Increase Lender, upon its request, a new promissory note of the Borrower payable to such 2014 Revolving Credit Commitment Increase Lender or its registered assigns, in substantially the form of a Revolving Credit Note, in the amount of such 2014 Revolving Credit Commitment Increase Lender’s 2014 Extended Revolving Credit Commitments.

(d) Each of the parties to this Incremental RCF Amendment hereby acknowledges and agrees that the 2014 Revolving Credit Commitment Increases established pursuant to this Incremental RCF Amendment shall be subject to the same terms and conditions applicable to the existing 2014 Extended Revolving Credit Commitments under the Credit Agreement and the other Loan Documents.

(e) Each of the parties to this Incremental RCF Amendment hereby acknowledges and agrees that on the Incremental RCF Amendment Effective Date (after giving effect to the 2014 Revolving Credit Commitment Increases effected hereby), each Revolving Credit Lender immediately prior to such increase will automatically and without further act be deemed to have assigned to each 2014 Revolving Credit Commitment Increase Lender, and each such 2014 Revolving Credit Commitment Increase Lender will automatically and without further act be deemed to have assumed, a portion of such Revolving Credit Lender’s participations under the Credit Agreement in outstanding Letters of Credit and Swing Line Loans such that, after giving effect to the 2014 Revolving Credit Commitment Increases and each such deemed assignment and assumption of participations, the percentage of the aggregate outstanding (A) participations under the Credit Agreement in Letters of Credit and (B) participations under the Credit Agreement in Swing Line Loans held by each Revolving Credit Lender (including each 2014 Revolving Credit Commitment Increase Lender) will equal such Revolving Credit Lender’s Pro Rata Share of the aggregate amount of Revolving Credit Commitments.

(f) The Administrative Agent is hereby authorized to prepare, in consultation with the Borrower, the schedule of Revolving Credit Commitments, as Schedule 2.01A to the Credit Agreement, reflecting the 2014 Revolving Credit Commitment Increases established pursuant to this Incremental RCF Amendment and the amounts reflected therein shall be conclusive absent demonstrable error. The Administrative Agent shall distribute to each Lender such new Schedule 2.01A promptly following the Incremental RCF Amendment Effective Date.

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SECTION 3. Representations and Warranties. To induce the other parties hereto to enter into this Incremental RCF Amendment, each Loan Party represents and warrants to each of the Lenders party hereto and the Administrative Agent that:

(a) the execution, delivery and performance by each Loan Party of this Incremental RCF Amendment has been duly authorized by all necessary corporate or other organizational action, as applicable, of such Loan Party;

(b) this Incremental RCF Amendment has been duly executed and delivered by such Loan Party;

(c) each of this Incremental RCF Amendment, the Credit Agreement and each other Loan Document to which each Loan Party is a party, after giving effect to the amendments pursuant to this Incremental RCF Amendment, constitutes a legal, valid and binding obligation of such Loan Party, enforceable against it in accordance with its terms, subject to (i) Debtor Relief Laws and to general principles of equity, (ii) the need for filings and registrations necessary to create or perfect the Liens on the Collateral granted by the Loan Parties in favor of the Secured Parties and (iii) the effect of foreign Laws, rules and regulations as they relate to pledges of Equity Interests in Foreign Subsidiaries (provided that, for the avoidance of doubt, no Loan Party shall have any obligation to create or perfect the Liens under foreign Laws);

(d) no material approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Incremental RCF Amendment or the Credit Agreement, after giving effect to the amendments pursuant to this Incremental RCF Amendment, or for the consummation of the transactions contemplated hereby;

(e) the execution, delivery and performance by each Loan Party of this Incremental RCF Amendment and the performance of the Credit Agreement, after giving effect to the amendments pursuant to this Incremental RCF Amendment, are within such Loan Party’s corporate and other powers and do not and will not (i) contravene the terms of any of such Person’s Organization Documents or (ii) violate any applicable material Law; except in the case of this clause (ii) to the extent that such violation or contravention would not reasonably be expected to have a Material Adverse Effect; and

(f) immediately before and after giving effect to this Incremental RCF Amendment and the transactions contemplated hereby (i) the representations and warranties set forth in Article V of the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case they were true and correct in all material respects as of such earlier date; provided that any representation or warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language is true and correct (after giving effect to any qualification therein) in all respects on such respective dates, and (ii)

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no Default or Event of Default shall have occurred and be continuing as of the Incremental RCF Amendment Effective Date, after giving effect to this Incremental RCF Amendment and the transactions contemplated hereby.

SECTION 4. Effectiveness. This Incremental RCF Amendment shall become effective as of the date (the “Incremental RCF Amendment Effective Date”) on which each of the following conditions shall have been satisfied:

(a) the Administrative Agent (or its counsel) shall have received counterparts of this Incremental RCF Amendment that, when taken together, bear the signatures of (i) Holdings, (ii) the Borrower, (iii) each other Loan Party, (iv) the Administrative Agent and (v) the 2014 Revolving Credit Commitment Increase Lenders;

(b) the Administrative Agent shall have received a certificate signed by a Responsible Officer of the Borrower (A) certifying that the conditions precedent set forth in Sections 4.02(a) and (b) of the Credit Agreement shall have been satisfied on and as of the Incremental RCF Amendment Effective Date, (B) certifying compliance with clauses (A), (B) and (C) of Section 2.14(a)(i) of the Credit Agreement and (C) containing the true and complete calculations (in reasonable detail) required to show compliance with Section 2.14(a)(i)(B) and Section 2.14(a)(i)(C) of the Credit Agreement;

(c) the Administrative Agent shall have received a certificate from the chief financial officer of the Borrower substantially in the form of the certificate delivered pursuant to Section 4.01(a)(vi) of the Credit Agreement (with appropriate modifications to reflect the consummation of the transactions contemplated by this Incremental RCF Amendment on the Incremental RCF Amendment Effective Date) attesting to the Solvency of the Borrower and its Restricted Subsidiaries (taken as a whole) after giving effect to this Incremental RCF Amendment and the 2014 Revolving Credit Commitment Increases established pursuant hereto;

(d) the Administrative Agent shall have received such other documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Loan Party and the authorization of this Incremental RCF Amendment and amendment of the Credit Agreement and the other transactions contemplated hereby, all in form and substance reasonably satisfactory to the Administrative Agent;

(e) the Administrative Agent shall have received favorable customary legal opinions of (i) Young Conaway Stargatt & Taylor LLP, Delaware counsel to the Loan Parties and (ii) Cleary Gottlieb Steen & Hamilton LLP, New York counsel to the Loan Parties, in each case, as to any matter reasonably requested by the Administrative Agent, addressed to the Lenders and the Administrative Agent, dated the Incremental RCF Amendment Effective Date and in form and substance reasonably satisfactory to the Administrative Agent, which the Loan Parties hereby request such counsel to deliver;

(f) all of the conditions specified in Section 2.14 of the Credit Agreement with respect to Revolving Credit Commitment Increases shall have been satisfied; and

(g) the Administrative Agent and the arrangers of this Incremental RCF Amendment, as applicable, shall have received payment of all fees and other amounts due and payable on or

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prior to the Incremental RCF Amendment Effective Date and, to the extent invoiced, reimbursement or payment of all reasonable and documented out-of-pocket costs and expenses required to be reimbursed or paid by the Borrower hereunder or under any other Loan Document, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent and the arrangers.

The Administrative Agent shall notify the Borrower and the Lenders of the Incremental RCF Amendment Effective Date, and such notice shall be conclusive and binding.

SECTION 5. Reaffirmation of Guaranty and Security. The Borrower and each other Loan Party, by its signature below, hereby (a) agrees that, notwithstanding the effectiveness of this Incremental RCF Amendment or the Credit Agreement, after giving effect to this Incremental RCF Amendment, the Collateral Documents continue to be in full force and effect and (b) affirms and confirms all of its obligations and liabilities under the Credit Agreement and each other Loan Document, in each case after giving effect to this Incremental RCF Amendment, including its guarantee of the Obligations and the pledge of and/or grant of a security interest in its assets as Collateral pursuant to the Collateral Documents to secure such Obligations, all as provided in the Collateral Documents as originally executed, and acknowledges and agrees that such obligations, liabilities, guarantee, pledge and grant continue in full force and effect in respect of, and to secure, such Obligations under the Credit Agreement and the other Loan Documents, in each case after giving effect to this Incremental RCF Amendment.

SECTION 6. Reference to Agreement. From and after the Incremental RCF Amendment Effective Date, the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof” and words of similar import, as used in the Credit Agreement, shall, unless the context otherwise requires, refer to the Credit Agreement as amended hereby, and the term “Credit Agreement”, as used in the other Loan Documents, shall mean the Credit Agreement as amended hereby and as may be further amended, supplemented or otherwise modified from time to time. For the avoidance of doubt, any references to “the date hereof” in the Credit Agreement shall refer to February 19, 2013.

SECTION 7. Counterparts. This Incremental RCF Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopy or other electronic image scan transmission of an executed counterpart of a signature page to this Incremental RCF Amendment shall be effective as delivery of an original executed counterpart of this Incremental RCF Amendment. The Administrative Agent may also require that any such documents and signatures delivered by telecopy or other electronic image scan transmission be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by telecopy or other electronic image scan transmission.

SECTION 8. Governing Law. THIS INCREMENTAL RCF AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

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SECTION 9. Jurisdiction. ANY LEGAL ACTION OR PROCEEDING ARISING UNDER THIS INCREMENTAL RCF AMENDMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS INCREMENTAL RCF AMENDMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY (IN THE BOROUGH OF MANHATTAN) OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS INCREMENTAL RCF AMENDMENT, THE BORROWER, HOLDINGS, EACH OTHER LOAN PARTY, THE ADMINISTRATIVE AGENT AND EACH LENDER PARTY HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS AND AGREES NOT TO COMMENCE ANY SUCH LEGAL ACTION OR PROCEEDING IN ANY OTHER JURISDICTION, TO THE EXTENT PERMITTED BY APPLICABLE LAW. THE BORROWER, HOLDINGS, EACH OTHER LOAN PARTY, THE ADMINISTRATIVE AGENT AND EACH LENDER PARTY HERETO IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS INCREMENTAL RCF AMENDMENT OR OTHER DOCUMENT RELATED THERETO.

SECTION 10. Headings. The headings of this Incremental RCF Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 11. No Novation. This Incremental RCF Amendment shall not extinguish the Obligations for the payment of money outstanding under the Credit Agreement or discharge or release the lien or priority of any Loan Document or any other security therefor or any guarantee thereof, and the liens and security interests existing immediately prior to the Incremental RCF Amendment Effective Date in favor of the Administrative Agent for the benefit of the Secured Parties securing payment of the Obligations are in all respects continuing and in full force and effect with respect to all Obligations. Nothing herein contained shall be construed as a substitution or novation, or a payment and reborrowing, or a termination, of the Obligations outstanding under the Credit Agreement or instruments guaranteeing or securing the same, which shall remain in full force and effect, except as modified hereby or by instruments executed concurrently herewith. Nothing expressed or implied in this Incremental RCF Amendment or any other document contemplated hereby or thereby shall be construed as a release or other discharge of the Borrower under the Credit Agreement or the Borrower or any other Loan Party under any Loan Document from any of its obligations and liabilities thereunder, and such obligations are in all respects continuing with only the terms being modified as provided in this Incremental RCF Amendment. The Credit Agreement and each of the other Loan Documents shall remain in full force and effect, until and except as modified hereby. This Incremental RCF Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement. Each Guarantor further agrees that nothing in the Credit Agreement, this Incremental RCF Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendment to the Credit Agreement.

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SECTION 12. Notices. All communications and notices hereunder shall be given as provided in the Credit Agreement.

SECTION 13. Severability. If any provision of this Incremental RCF Amendment is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Incremental RCF Amendment and the other Loan Documents shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 14. Successors. The terms of this Incremental RCF Amendment shall be binding upon, and shall inure for the benefit of, the parties hereto and their respective successors and assigns.

SECTION 15. No Waiver. Except as expressly set forth herein, this Incremental RCF Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to receive a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

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IN WITNESS WHEREOF, the parties hereto have caused this Incremental RCF Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

SABRE GLBL INC.,

By	/s/ Richard A. Simonson
	Name:	Richard A. Simonson
	Title:	Chief Financial Officer

SABRE HOLDINGS CORPORATION,

By	/s/ Richard A. Simonson
	Name:	Richard A. Simonson
	Title:	Chief Financial Officer

EACH OF THE LOAN PARTIES LISTED BELOW, hereby consents to the entering into of this Incremental RCF Amendment and agrees to the provisions hereof:

GetThere Inc.

GetThere L.P., by its General Partner, GetThere     Inc.

lastminute.com LLC

lastminute.com Holdings, Inc.

Sabre International Newco, Inc.

Sabre Investments, Inc.

SabreMark G.P., LLC

SabreMark Limited Partnership, by its General     Partner, SabreMark G.P., LLC

Site59.com, LLC

SST Finance, Inc.

SST Holding, Inc.

Travelocity Holdings I, LLC

Travelocity Holdings, Inc.

Travelocity.com LLC

Travelocity.com LP, by its General Partner,     Travelocity.com LLC

TVL Common, Inc.

By
	Name:	Sterling L. Miller
	Title:	Corporate Secretary

[Signature Page to Sabre First Incremental Revolving Credit Facility Amendment (2014)]

IN WITNESS WHEREOF, the parties hereto have caused this Incremental RCF Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

SABRE GLBL INC.,

By
	Name:	Richard A. Simonson
	Title:	Chief Financial Officer

SABRE HOLDINGS CORPORATION,

By
	Name:	Richard A. Simonson
	Title:	Chief Financial Officer

EACH OF THE LOAN PARTIES LISTED BELOW, hereby consents to the entering into of this Incremental RCF Amendment and agrees to the provisions hereof:

GetThere Inc.

GetThere L.P., by its General Partner, GetThere     Inc.

lastminute.com LLC

lastminute.com Holdings, Inc.

Sabre International Newco, Inc.

Sabre Investments, Inc.

SabreMark G.P., LLC

SabreMark Limited Partnership, by its General     Partner, SabreMark G.P., LLC

Site59.com, LLC

SST Finance, Inc.

SST Holding, Inc.

Travelocity Holdings I, LLC

Travelocity Holdings, Inc.

Travelocity.com LLC

Travelocity.com LP, by its General Partner,     Travelocity.com LLC

TVL Common, Inc.

By	/s/ Sterling L. Miller
	Name:	Sterling L. Miller
	Title:	Corporate Secretary

[Signature Page to Sabre First Incremental Revolving Credit Facility Amendment (2014)]

BANK OF AMERICA, N.A., as Administrative Agent and 2014 Revolving Credit Commitment Increase Lender

By:	/s/ James B. Meanor, II
	Name:	James B. Meanor, II
	Title:	Managing Director

[Signature Page to Sabre First Incremental Revolving Credit Facility Amendment (2014)]

DEUTSCHE BANK AG NEW YORK BRANCH, as 2014 Revolving Credit Commitment Increase Lender

By:	/s/ Anca Trifan
	Name:	Anca Trifan
	Title:	Managing Director

By:	/s/ Marcus M. Tarkington
	Name:	Marcus M. Tarkington
	Title:	Director

[Signature Page to Sabre First Incremental Revolving Credit Facility Amendment (2014)]

GOLDMAN SACHS BANK USA, as 2014 Revolving Credit Commitment Increase Lender

By:	/s/ Mark Walton
	Name:	Mark Walton
	Title:	Authorized Signatory

[Signature Page to Sabre First Incremental Revolving Credit Facility Amendment (2014)]

MORGAN STANLEY BANK, N.A., as 2014 Revolving Credit Commitment Increase Lender

By:	/s/ Michael King
	Name:	Michael King
	Title:	Authorized Signatory

[Signature Page to Sabre First Incremental Revolving Credit Facility Amendment (2014)]

ANNEX I

2014 Revolving Credit Commitment Increase Lender	2014 Revolving Credit Commitment Increase
Bank of America, N.A.	$15,000,000
Goldman Sachs Bank USA	$8,000,000
Deutsche Bank AG New York Branch	$15,000,000
Morgan Stanley Bank, N.A.	$15,000,000

Total	$53,000,000

SCHEDULE 2.01A

Revolving Credit Commitment

Revolving Credit Lender	Revolving Credit Commitment
Bank of America, N.A.	$75,000,000.00
Barclays Bank PLC	$35,000,000.00
Deutsche Bank AG New York Branch	$75,000,000.00
Goldman Sachs Bank USA	$75,000,000.00
Mizuho Corporate Bank, Ltd.	$35,000,000.00
Morgan Stanley Bank, N.A.	$56,500,000.00
Morgan Stanley Senior Funding, Inc.	$18,500,000.00
Natixis, New York Branch	$35,000,000.00

Revolving Credit Commitment	$405,000,000.00